Fees Summary	Apr. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 2,361.51
Total Transaction Valuation	17,100,000.00
Total Offset Amount	0.00
Net Fee	$ 2,361.51